SCUDDER
New Europe
Fund, Inc.

Annual Report
October 31, 1995

A closed-end investment company seeking long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe.

Scudder New Europe Fund, Inc.
================================================================================

Investment objectives and policies

o long-term capital appreciation through investment primarily in equity securities of companies traded on smaller or emerging European markets and companies that are viewed as likely to benefit from changes and developments throughout Europe

Investment characteristics

o emphasis on "Specialized Investments," including equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings of their shares, (iii) government-owned or controlled European companies that are being privatized, (iv) smaller publicly-held European companies, and (v) companies and joint ventures based in Eastern Europe

o  closed-end investment company

o a convenient vehicle for participation in opportunities available in smaller and emerging European markets and that result from the dynamic changes affecting Europe

Contents
================================================================================
In Brief ....................................   3
Letter to Shareholders ......................   3
Investment Summary ..........................   7
Portfolio Summary ...........................   8
Investment Portfolio ........................   9
Financial Statements ........................  16
Financial Highlights ........................  19
Notes to Financial Statements ...............  20
Report of Independent Accountants ...........  24
Tax Information .............................  25
Shareholder Meeting Results .................  26
Investment Manager ..........................  27
Dividend Reinvestment and
   Cash Purchase Plan .......................  28
Directors and Officers ......................  30

General Information
================================================================================

Executive offices

                          Scudder New Europe Fund, Inc.
                                 345 Park Avenue
                               New York, NY 10154

                      For Fund information: 1-800-349-4281

Transfer agent, registrar and dividend reinvestment plan agent

   The First National Bank of Boston
   Telephone: (617) 575-3120

Custodian

   Brown Brothers Harriman & Co.

Independent Accountants

   Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol--NEF



--------------------------------------------------------------------------------
This report is sent to the shareholders of Scudder New Europe Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------

Scudder New Europe Fund, Inc.
In Brief
================================================================================

o Scudder New Europe Fund's net asset value increased 14.04% for the fiscal year ended October 31, 1995, from $11.61 to $13.24. The Fund's share price increased 5.13% over the same period, from $9.75 to $10.25.

o We believe European markets are attractively valued and the outlook for earnings and dividend growth remains constructive.

o The Fund is invested in companies we believe are poised to benefit from expanding European markets as well as those with a domestic focus. The portfolio includes small companies with unique profiles, such as French sporting goods manufacturer Salomon; and beneficiaries of the evolving Eastern European economic arena, such as the Czech broadcaster Central European Media.

Letter to Shareholders
================================================================================

Dear Shareholders:

   We are pleased to report the net asset value of Scudder New Europe Fund increased 14.04% for the fiscal year ended October 31, 1995, from $11.61 to $13.24. The Fund's share price increased a more modest 5.13% over the same period, from $9.75 to $10.25, and now reflects a 23% discount to the underlying net asset value. The Fund's full investment performance history is provided on page 7 under "Investment Summary."

The Market Environment

   Early in the Fund's fiscal year, global markets were shaken by a series of events, including rising interest rates, peso devaluation in Mexico, and a devastating earthquake in Japan. These setbacks exacerbated anxiety over European political and economic divergence, and currency volatility drove investors to the safety of the German deutschemark. In March, pessimism was replaced by optimism as interest rates eased globally. European markets powered ahead driven by expectations for economic recovery and the perception that the Bundesbank was pursuing a less restrictive interest rate policy. However, political will has been in some cases at odds with the fiscal austerity measures required by economic integration. Until agendas are clearer, this tension will be played out in the marketplace. Moreover, in recent weeks, concerns about the viability of European Monetary Union have emerged, and European equities have retraced some of their gains as investors once again focus on exchange rates.

   Most European markets displayed positive performance over the past 12 months. The Nordic markets ranked among the top performers with Sweden and Finland rising 26.3% and 15.6% in local terms, respectively. Two of the Fund's holdings, Ericsson and Nokia, global players in cellular telecommunications, contributed to the strong performance of these indices. The U.K. market returned 12.5% in local terms, buoyed by a torrid Wall Street, a more favorable interest rate environment, and continued industry consolidation. News that PowerGen (a holding in the portfolio) and Midlands Electric were in bid talks was one of the many factors leading to a surge in the British market. Although France had positive returns for the period, performance lagged that of other markets, as the proposed 1996 budget called into question the government's commitment to fiscal rectitude in the face of domestic opposition to cuts in social spending programs. Poland's evolving market had poor returns in late 1994, but surged in 1995 as foreign investors were attracted by positive macroeconomic fundamentals and strong corporate earnings.

================================================================================

   In Western Europe, growth is moderate, inflation is low, and labor costs are under control. Fiscal concerns, however, currently preoccupy the markets as the timetable for economic integration draws nearer. Investors are fearful that economic activity may be weakened and market sentiment dampened by budgetary tightening and currency volatility. On the positive side, slower growth and moderate inflation create a favorable backdrop for further policy easing by the Bundesbank. In addition, European markets appear attractively valued and the outlook for earnings and dividend growth remains constructive. Though political uncertainty will persist, resulting in currency volatility, our view is that such episodes will present buying opportunities, particularly if the result is easier monetary policy as may be the case in France. In Eastern Europe, accelerating growth and lower inflation have rewarded Polish and Czech government policies, while Hungary has reduced problematic fiscal and current account deficits. Reform has paved the way for a healthier stock market in Poland; markets in Hungary and the Czech Republic are expected to develop over time.

   There are concerns that upcoming privatizations may be a threat to market performance in Europe. We believe that well-managed privatization programs do not pose a significant risk. This has been illustrated recently in the U.K., where far-reaching deregulation over time has correlated with high equity returns. A major feature of the German market in 1996 will be the $11 billion privatization of Deutsche Telekom, which we believe will sow the seeds for broader participation in German equities. In Eastern Europe, privatizations are boosting liquidity, increasing the size of markets and creating new opportunities for investors.

The Portfolio

   A number of portfolio holdings have turned in outstanding returns this year. Performance continues to be enhanced by positions in emerging European global competitors such as the fast-growing German software manufacturer SAP and Nordic telecommunication companies Nokia and Ericsson. The portfolio is also positioned in technology stocks with a domestic focus. Getronics, a long-standing Fund holding, is second in the Netherlands after IBM in the field of information technology and telecommunications. Company management has an excellent track record of anticipating change and has positioned itself in higher-growth value-added services such as systems integration, service maintenance, and software. The company has achieved steady earnings growth of over 30% for each of the past five years and has strong cash flow.

   Smaller companies with unique profiles and excellent managements have further driven the Fund's performance over the past 12 months. Salomon is a French company specializing in both winter (skiing) and summer (golf, hiking) sports equipment. Sales in the golf division are growing at a rate of over 100% due to the launch of the "Burner Bubble" line of golf clubs, which afford golfers greater accuracy and a faster swing. Though ski equipment is a mature business, Salomon continues to launch technically innovative products and is subcontracting production to Italy and Romania where labor costs are lower. Phoenix Mecano, domiciled in Switzerland, manufactures casings for automobiles, machine tools, and other goods. The company has dramatically reduced its cost base by outsourcing production from Switzerland and Germany to Hungary. Phoenix Mecano is one of the few growth stories trading on the Swiss stock exchange and is more accommodating to shareholders than most Swiss companies.

================================================================================

   One of the top-performing stocks in the Fund has been Gewiss, a dynamic small company based in Northern Italy. Gewiss manufactures electrical components for the housing market and the lighting sector, and is poised to gain market share at home while simultaneously making rapid inroads into other European markets. The company boasts a very efficient distribution network, a high-quality and comprehensive product range, and strong marketing capabilities. Another strong performer was Brake Brothers, a U.K. company that distributes frozen foods to the catering industry and controls approximately 25% of an otherwise very fragmented domestic market. Quality and reliability have been keys to the company's success. Financially and operationally strong, the company has recently extended its activity to France with the goal of creating a foodservice business comparable to that in the U.K. Profit growth of roughly 20% annually is anticipated over the next two years -- an impressive record in an environment where inflation is low and the consumer weak.

   We have identified some promising investment opportunities in Eastern Europe this year. Central European Media operates the only private TV station in the Czech Republic. The company also operates two television stations in Germany and is starting up stations in several Eastern European markets. The Czech station has been a tremendous success, boasting a 70% share of television viewers. TV advertising is in its infancy in Eastern Europe, a factor that should lead to high profit margins for Central European Media.

   In Poland, Debica, a leading tire manufacturer, stands to benefit from the expanding role of Poland as an automotive production base for GM, Fiat, VW, Ford, Daewoo, and others. In addition to Debica's role of original equipment provider to these leading companies, it commands a dominant position in the domestic replacement market, which will grow rapidly as incomes rise and auto ownership increases in Poland.

   The Fund continually searches for opportunities in smaller companies with strong prospects and favorable valuations, hoping to profit from their emergence and full development over a number of years. Sometimes, recognition of their value by the market comes very quickly. Two holdings purchased early in 1995 were recently the objects of corporate acquisitions at substantial premiums to the Fund's purchase price. Aran Energy, the Irish oil exploration and production company, sold out to Statoil, the Norwegian company, after first attracting a bid from Atlantic Richfield. David Lloyd Leisure, a U.K. sports and fitness chain expanding a new and lucrative franchise in an underdeveloped market, was acquired by Whitbred.

   The changing European arena that constitutes the Fund's investment universe offers a wide and growing range of opportunities. New issues and privatizations are expanding the alternatives in Eastern European markets at a time when their underlying economies are taking off. And in Western Europe, we see an increasing number of smaller companies turning to the equity market for the first time to support their plans for growth, as well as established companies positioned to benefit from the new face of Europe. We believe Scudder New Europe Fund remains an excellent vehicle for long-term investors seeking to benefit from these developments.

Dividend Reinvestment and Cash Purchase Plan

   We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. For more information on the Plan please call (617) 575-3120. The Plan's features are more fully described on page 28.

================================================================================

Annual Meeting Results

   At the July 12, 1995 Annual Meeting, the shareholders elected three Directors, listed in your proxy statement. The selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ended October 31, 1995, was ratified. Shareholders also approved the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc. Please see the table entitled "Shareholder Meeting Results" on page 26 for more information.

Other Information

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.

A Team Approach to Investing

   Scudder New Europe Fund, Inc. is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

   Carol Franklin, Lead Portfolio Manager, sets Fund investment strategy and oversees its daily operation. Carol has worked on international equity investing as a portfolio manager at Scudder since 1981. Nicholas Bratt, Portfolio Manager, helps set the Fund's general investment strategies. Nick has over 20 years of experience in worldwide investing and has been at Scudder since 1976. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Joan has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

   We are pleased that you are an investor in Scudder New Europe Fund, Inc. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.


Respectfully,


/s/Nicholas Bratt              /s/Daniel Pierce
Nicholas Bratt                 Daniel Pierce
President                      Chairman of the Board


October 1995

Scudder New Europe Fund, Inc.
Investment Summary as of October 31, 1995
----------------------------------------------------------------------------
HISTORICAL INFORMATION
LIFE OF FUND
                                      TOTAL RETURN (%)
                ------------------------------------------------------------
                   MARKET VALUE      NET ASSET VALUE (a)       INDEX (b)
                ------------------   ------------------   ------------------
                           AVERAGE              AVERAGE              AVERAGE
                CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL   CUMULATIVE  ANNUAL
                ------------------   ------------------   ------------------
CURRENT QUARTER    -5.75        --      -1.93        --      -1.43        --
ONE YEAR            5.13      5.13      14.04     14.04      13.21     13.21
THREE YEARS        28.25      8.65      49.86     14.44      58.26     16.53
FIVE YEARS         30.82      5.52      38.13      6.67      66.07     10.67
LIFE OF FUND*      -5.81     -1.04      31.67      4.94         --        --


-----------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                      1990*   1991    1992    1993    1994    1995
                     ----------------------------------------------
NET ASSET VALUE...   $11.01  $10.12  $ 9.12  $10.72  $11.61  $13.24
INCOME DIVIDENDS..   $   --  $  .47  $  .15  $  .08  $   --  $   --
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   --  $  .20  $  .15  $  .18  $   --  $   --
TOTAL RETURN (%)..    -4.68   -1.26   -6.65   21.33    8.30   14.04


(a) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.

(b) MSCI Europe Index (14)

  * The Fund commenced operations on February 16, 1990.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF
    THE FUND.

Scudder New Europe Fund, Inc.
Portfolio Summary as of October 31, 1995
-------------------------------------------------------------------------
GEOGRAPHICAL
Geographical breakdown of the Fund's equity securities

Germany                  17%
France                   13%
Italy                    10%
Netherlands              10%
United Kingdom           10%
Sweden                    8%
Spain                     7%
Other                    25%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS
Sector breakdown of the Fund's equity securities

Manufacturing           15%
Financial               11%
Durables                10%
Consumer Staples        10%
Technology               9%
Consumer Discretionary   7%
Construction             7%
Energy                   7%
Service Industries       6%
Other                   18%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. SAP AG
       German computer software manufacturer
 2. GETRONICS NV
       Dutch computer and software distributor
 3. ASTRA AB
       Swedish pharmaceutical company
 4. MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG
       Leading German independent life insurance company
 5. MANNESMANN AG
       German diversified construction and technology company
 6. NOKIA AB OY
       Leading manufacturer of cellular telephones in Finland
 7. JERONIMO MARTINS
       Portuguese food producer and retailer
 8. L.M. ERICSSON TELEPHONE CO.
       Leading manufacturer of cellular telephone equipment in Sweden
 9. HEINEKEN HOLDINGS N.V.
       Brewery in the Netherlands
10. BROWN, BOVERI & CIE. AG
       Manufacturer of electrical equipment in Switzerland

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995
===============================================================================

                     Principal                                                                           Market
                     Amount ($)                                                                         Value ($)
------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 6.9%

UNITED STATES
                    14,437,000    Repurchase Agreement with Donaldson, Lufkin &
                                        Jenrette dated 10/31/95 at 5.875% to be repurchased
                                        at $14,439,356 on 11/1/95, collateralized by a $9,768,000
                                        U.S. Treasury Bond, 10.625%, 8/15/15 (Cost $14,437,000) .....   14,437,000
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 9.5%
                        Shares
                       --------
FRANCE 0.3%
                         5,000    Essilor International (Manufacturer of various types of
                                        lenses, eyeglasses, contact lenses and optical measuring
                                        instruments) ................................................      643,018
                                                                                                        ----------
GERMANY 8.6%
                         1,500    Hornbach Holding AG (Super-market chain specializing in
                                        building materials and gardening products) ..................    1,508,582
                         8,400    Marschollek Lautenschlaeger und Partner AG (Leading
                                        independent life insurance company) .........................    5,641,992
                        62,000    SAP AG (Computer software manufacturer) ...........................    9,518,462
                         6,000    Spar Handels AG (Food and beverage wholesaler and retailer) .......    1,296,421
                                                                                                        ----------
                                                                                                        17,965,457
                                                                                                        ----------
ITALY 0.6%
                       600,000    Fiat SpA (Multi-industry, automobiles) ............................    1,186,557
                                                                                                        ----------
                                  TOTAL PREFERRED STOCKS (Cost $6,582,800) ..........................   19,795,032
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 83.6%
Austria 2.6%

                       22,000     Flughafen Wien AG (Operator of terminals and facilities
                                        at Vienna International Airport) ............................    1,413,182
                       24,000     Mayr-Melnhof Karton AG (Leading carton producer) ..................    1,401,062
                       15,000     VA Technologie AG (Engineering and construction company) ..........    1,739,208
                       11,000     VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                        control systems for use in rail transportation technology) ..      984,339
                                                                                                        ----------
                                                                                                         5,537,791
                                                                                                        ----------



   The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)
================================================================================

                                                                                                         Market
                        Shares                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC 0.7%
                        59,600     Central European Media Enterprises Ltd. "A"* (Owner and
                                        operator of national and regional private commercial
                                        television stations in central Europe and Germany) ..........   1,370,800
                                                                                                       ----------
DENMARK 1.0%
                        47,000     Unidanmark A/S "A" (Bank holding company) ........................   2,160,030
                                                                                                       ----------
FINLAND 3.6%
                       620,000     Diamond Cruise Ltd.* (Cruise ship operator) (b) ..................     292,173
                        45,000     Metsa-Serla Oy "B" (Tissue paper producer) .......................   1,675,281
                        70,000     Nokia AB Oy "A" (Leading manufacturer of cellular
                                        telephones) .................................................   4,007,950
                       100,000     Outokumpu Oy "A" (Metals and minerals) ...........................   1,590,456
                                                                                                       ----------
                                                                                                        7,565,860
                                                                                                       ----------
FRANCE 12.2%
                        24,000     BIS SA* (Operator of temporary employment agencies
                                        in France and Switzerland) ..................................   2,247,393
                         3,181     Castorama#Dubois Investissements (Retailer,
                                        wholesaler and distributor) .................................     515,750
                        17,000     Christian Dior (Leading fashion house) ...........................   1,668,370
                        17,043     Credit Local de France (Bank) ....................................   1,348,875
                        13,500     ECIA-Equipements et Composants pour l'Industrie
                                        Automobile (Manufacturer of automobile
                                        parts and accessories) ......................................   1,642,302
                         7,000     Essilor International (Manufacturer of various types of
                                        lenses, eyeglasses, contact lenses and optical
                                        measuring instruments) ......................................   1,295,236
                        28,000     La Brosse et Du Pont (Toiletries manufacturer) ...................   1,763,239
                        46,000     Michelin "B" (Leading tire manufacturer) .........................   1,857,493
                        37,207     Primagaz (Liquified petroleum gas distributor) ...................   2,889,229
                         3,382     Primagaz Warrants*  ..............................................      26,967
                         2,700     Salomon S.A. (Manufacturer of sports equipment) ..................   1,557,841
                        25,600     Sligos SA (Electrical payment and computing
                                        engineering services company) ...............................   2,214,026
                        37,559     Total SA "B" (International oil and gas exploration,
                                        development and production) ..................................  2,320,656
                        19,000     Union des Assurances Federales SA (Insurance group) ...............  2,020,037
                        49,726     Valeo SA (Automobile and truck components manufacturer) ...........  2,245,854
                                                                                                       ----------
                                                                                                       25,613,268
                                                                                                       ----------



   The accompanying notes are an integral part of the financial statements.

===============================================================================

                                                                                                         Market
                        Shares                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------
GERMANY 7.4%
                          2,600     AVA Allgemeine Handelsgesellschaft der Verbraucher AG
                                        (Owner of retail and wholesale shopping centers and malls) ...    986,815
                          5,600     Bankgesellschaft Berlin AG (Commercial bank) .....................  1,651,800
                         13,120     Hornbach Baumarkt AG (Do-it-yourself-home
                                        improvement retailer) ........................................    662,085
                         31,485     Kampa-Haus AG (Designing and construction of
                                        prefabricated houses and sub-assemblies) .....................  1,250,941
                         13,500     Mannesmann AG (Bearer) (Diversified construction and
                                        technology company) ..........................................  4,445,467
                          4,300     Siemens AG (Bearer) (Manufacturer of electrical and
                                        electronic equipment) ........................................  2,255,517
                         60,000     VEBA AG (Electric utility, distributor of oil and chemicals) .....  2,464,480
                          4,200     Viag AG (Provider of electrical power and natural gas
                                        services, aluminum products, chemicals, ceramics and glass) ..  1,706,031
                                                                                                       ----------
                                                                                                       15,423,136
                                                                                                       ----------
GREECE 0.4%
                         39,930     Delta Dairy SA (Food producer and distributor) ...................    852,191
HUNGARY 0.5%
                          9,000     EGIS (EDR) (Pharmaceutical company) ..............................    219,330
                         22,500     Pharmavit* (GDS) (Pharmaceutical company) ........................    191,250
                         13,600     Pick Szeged* (GDS) (Sausage maker) ...............................    632,400
                                                                                                       ----------
                                                                                                        1,042,980
                                                                                                       ----------
IRELAND 0.6%
                      1,300,000     Waterford Wedgewood PLC (Manufacturer of fine
                                        crystal and china) (c) .......................................  1,178,915
                                                                                                       ----------
ITALY 9.0%
                        140,000     Avir Finanziaria SpA* (Manufacturer and marketer of
                                        drinking glasses, bottles and other glass containers
                                        for the food industry) .......................................  1,037,139
                        300,000     Bulgari SpA* (Manufacturer and retailer of fine jewelry,
                                        luxury watches and perfumes) .................................  2,608,543
                        190,000     Cia. Assicuratrice Unipol SpA (Life and casualty
                                        insurance company) ...........................................    852,877
                        200,000     Gewiss SpA (Manufacturer of electrical components) ...............  2,509,977
                         30,600     Gucci Group* (New York registered Shares) (Designer and
                                        producer of personal luxury accessories and apparel) .........    918,000
                      2,000,000     Istituto Nazionale delle Assicurazione (Insurance company) .......  2,630,516


   The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)
===============================================================================

                                                                                                         Market
                        Shares                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------
                        435,000     La Rinascente SpA di Risparmio (Department store chain) .......     1,220,742
                         50,000     Luxottica Group SpA (ADR) (Manufacturer and
                                        marketer of eyeglasses) ...................................     2,437,500
                         50,000     Saes Getters SpA (Manufacturer of getters, refined
                                        chemicals used to make cathode-ray tubes) .................       954,268
                      1,890,000     Telecom Italia Mobile SpA* (Cellular telecommunication
                                        services) .................................................     3,174,041
                        350,000     Telecom Italia SpA (Telecommunication services) ...............       531,754
                                                                                                       ----------
                                                                                                       18,875,357
                                                                                                       ----------
NETHERLANDS 9.1%
                        133,565     Getronics N.V. (Computer and software distributor) ............     6,376,169
                         19,625     Heineken Holdings N.V. "A" (Brewery) ..........................     3,247,300
                         40,000     IHC Caland N.V. (Dredging and offshore services) ..............     1,138,619
                         43,000     Koninklijke PTT Nederland (Telecommunication services) ........     1,512,982
                         12,500     Otra NV (Electrical products distributor) .....................     2,575,524
                         47,000     Philips Electronics N.V. (Leading manufacturer of
                                        electrical equipment) .....................................     1,817,607
                         25,565     Wolters Kluwer CVA (Publisher) ................................     2,327,408
                                                                                                       ----------
                                                                                                       18,995,609
                                                                                                       ----------
NORWAY 0.9%
                        150,555     Saga Petroleum AS "A" (Oil and gas exploration and
                                        production) ...............................................     1,886,670
                                                                                                       ----------
POLAND 2.2%
                         36,000     Bank Rozwoju Ekxportu SA (Export bank) ........................       560,620
                         13,900     Bank Slaski SA (Bank) .........................................       753,649
                         10,000     Bygdoska Fabruka Kabli SA (Manufacturer of cables,
                                        wires, and insulating materials) ..........................       142,275
                         77,000     Debica SA "A" (Tire manufacturer) .............................     1,064,126
                         25,000     Gorazdze Cement SA* (Cement producer) .........................       473,911
                        202,000     Polifarb-Cieszyn SA (Producer of synthetic resins,
                                        dyes, varnishes and other chemicals) ......................       745,251
                         20,000     Stomil Olsztyn SA (Tire manufacturer) .........................       157,358
                         17,500     Vistula SA (Clothing producer) ................................        57,786
                          9,400     Zaklady Piwowarskie w Zywcu S.A. (Brewery) ....................       747,248
                                                                                                       ----------
                                                                                                        4,702,224
                                                                                                       ----------
PORTUGAL 4.3%
                         81,633     Conduril SA (Construction Company) ............................       891,069
                         72,500     Jeronimo Martins (Food producer and retailer) .................     3,859,186



   The accompanying notes are an integral part of the financial statements.

===============================================================================

                                                                                                         Market
                        Shares                                                                          Value ($)
-----------------------------------------------------------------------------------------------------------------
                        110,300       Portugal Telecom SA* (Telecommunication services) ............    2,088,394
                         49,999       Publico Comunicacao Social SA* (Newspaper publisher) .........      539,029
                        162,500       Semapa Cement (Cement producer) ..............................    1,560,267
                                                                                                       ----------
                                                                                                        8,937,945
                                                                                                       ----------
SPAIN 6.5%
                         20,900       Acerinox, S.A (Stainless steel producer) .....................    2,202,175
                          2,090       Acerinox, S.A. Rights* (b) ...................................      198,196
                         20,000       Banco Pastor SA (Registered) (Bank) ..........................      975,774
                         40,000       Banco Santander, S.A. (Leading regional bank) ................    1,744,914
                         54,000       Compania Telefonica Nacional de Espana SA (ADR)
                                        (Telecommunication services) ...............................    2,031,750
                         55,000       Cortefiel, S.A. (Operator of retail clothing stores and
                                        clothing manufacturer) .....................................    1,623,557
                         67,000       Repsol SA (Integrated oil company) ...........................    2,002,510
                        110,000       Uralita, SA (Processor of concrete pipes and cement for the
                                        construction industry) .....................................    1,109,431
                         16,500       Zardoya-Otis SA (Manufacturer and installer of elevator
                                        equipment) .................................................    1,612,734
                                                                                                       ----------
                                                                                                       13,501,041
                                                                                                       ----------
SWEDEN 7.7%
                        171,200       Astra AB "A" (Free) (Pharmaceutical company) .................    6,292,322
                         35,000       Autoliv AB (Free) (Manufacturer of safety airbags
                                        for automobiles) ...........................................    2,008,678
                        180,400       L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                        manufacturer of cellular telephone equipment) ..............    3,853,231
                         46,000       Mooch Domsjo AB "B" (Free) (Manufacturer of newsprint,
                                        paperboard, and various sawn timber products) ..............    2,342,027
                         90,000       S.K.F. AB "A" (Free) (Manufacturer of roller bearings) .......    1,674,275
                                                                                                       ----------
                                                                                                       16,170,533
                                                                                                       ----------
SWITZERLAND 5.5%
                            500       Baloise Holding Ltd. (Registered) (Provider of private,
                                        commercial and corporate insurance, life insurance,
                                        international reinsurance) .................................    1,026,070
                          2,741       Brown, Boveri & Cie. AG (Bearer) (Manufacturer of
                                        electrical equipment) ......................................    3,179,407
                          1,800       Ciba-Geigy AG (Bearer) (Pharmaceutical company) ..............    1,553,637
                            271       Ciba-Geigy AG (Registered) ...................................      234,625
                          4,900       Phoenix Mecano AG (Bearer) (Manufacturer of housings
                                        and components for computers) ..............................    2,373,613




   The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)
===============================================================================

                                                                                                        Market
                         Shares                                                                        Value ($)
-----------------------------------------------------------------------------------------------------------------
                           5,000     SIKA Finanz AG "B" (Bearer) (International manufacturer
                                        of specialty construction materials) .......................    1,285,890
                           4,500     Societe Generale d'Affichage (Billboard operator) .............    1,934,120
                                                                                                      -----------
                                                                                                       11,587,362
                                                                                                      -----------
TURKEY 0.5%
                         885,000     Migros Turkey (Retailer) ......................................    1,017,340
                                                                                                      -----------
UNITED KINGDOM 8.9%
                         243,000     Brake Brothers PLC (Specialist supplier of frozen foods to
                                        the catering industry) .....................................    2,650,695
                         330,000     Cobham PLC (Manufacturer of aerospace components) .............    2,060,703
                             725     Creditanstalt Central Europe Fund (Investment company) (b) ....      850,725
                         560,000     Hardy Oil & Gas PLC (Oil and gas exploration and
                                        development) ...............................................    1,628,960
                         365,000     Photo-Me International (Manufacturer and operator of
                                        automatic photo studios) ...................................      975,178
                         105,000     PowerGen PLC (ADR) (Electric utility) .........................    1,745,625
                         500,000     QS Holdings PLC (Retailer) ....................................      513,793
                         475,000     Serco Group PLC (Facilities management company) ...............    2,778,432
                         200,000     Spirax-Sarco Engineering PLC (Manufacturer of products
                                        for control and management of steam and other
                                        industrial fluids) .........................................    1,919,213
                         400,000     TLG PLC (Manufacturer and supplier of lighting equipment
                                        and systems) ...............................................    1,075,012
                         310,000     Takare PLC (Owner and operator of nursing homes) ..............    1,004,662
                          70,000     Tibbett and Britten Group PLC (Transportation services
                                        for manufacturing and retail industries) ...................      481,384
                         170,000     Waste Management International PLC* (Waste collection and
                                        disposal services) .........................................      862,697
                                                                                                      -----------
                                                                                                       18,547,079
                                                                                                      -----------
                                     TOTAL COMMON STOCKS (Cost $140,960,056) .......................  174,966,131
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $161,979,856) (a) ...  209,198,163
                                                                                                      ===========




   The accompanying notes are an integral part of the financial statements.

===============================================================================
-------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $161,989,747. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $47,208,416. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $57,216,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,007,593.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors. The cost of these securities at October 31, 1995 aggregated $3,468,350. See Note A of the Notes to Financial Statements.
(c) Security trades in units; however, equivalent shares are represented in the investment portfolio.
*     Non-income producing security.
      Sector breakdown of the Fund's equity securities is noted on page 8.




   The accompanying notes are an integral part of the financial statements.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS
===============================================================================
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $161,979,856) (Note A) ...............                       $ 209,198,163
Cash .........................................................................                                 398
Foreign currency holdings, at market (identified cost $45,381) (Note A) ......                              47,444
Receivables:
  Investments sold ...........................................................                           3,240,990
  Dividends and interest .....................................................                             134,440
  Foreign taxes recoverable ..................................................                             543,601
                                                                                                     -------------
    Total assets .............................................................                         213,165,036
LIABILITIES
Payables:
  Investments purchased ......................................................     $   301,496
  Accrued management fee (Note C) ............................................         210,908
  Other accrued expenses (Note C) ............................................         139,590
                                                                                   -----------
    Total liabilities ........................................................                             651,994
                                                                                                     -------------
Net assets, at market value ..................................................                       $ 212,513,042
                                                                                                     =============
NET ASSETS
Net assets consist of:
  Undistributed net investment income ........................................                       $     756,512
  Accumulated net realized loss ..............................................                         (15,240,282)
  Unrealized appreciation on:
    Investments ..............................................................                          47,218,307
    Foreign currency related transactions ....................................                              33,111
  Common stock ...............................................................                             160,450
  Additional paid-in capital .................................................                         179,584,944
                                                                                                     -------------
Net assets, at market value ..................................................                       $ 212,513,042
                                                                                                     =============
NET ASSET VALUE per share ($212,513,042 [divide by] 16,044,970 shares of common stock issued and outstanding, $.01 par value,
  100,000,000 shares authorized) .............................................                              $13.24
                                                                                                            ======



   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

===============================================================================
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995
---------------------------------------------------------------------------------------------------------------
Investment income
  Income:
    Dividends (net of foreign taxes withheld of $447,305) .................                     $  3,522,531
    Interest ..............................................................                          372,678
                                                                                                ------------
                                                                                                   3,895,209

  Expenses:
    Management fee (Note C) ...............................................     $  2,305,596
    Directors' fees and expenses (Note C) .................................          132,920
    Custodian fees ........................................................          393,170
    Reports to shareholders ...............................................           90,844
    Auditing ..............................................................           82,566
    Services to shareholders ..............................................           51,367
    Legal .................................................................           32,601
    Amortization of organization expenses (Note A) ........................            6,285
    Other .................................................................           48,575       3,143,924
                                                                                ------------    ------------
  Net investment income ...................................................                          751,285
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain from:
    Investments ...........................................................       10,402,067
    Foreign currency related transactions .................................            6,435      10,408,502
                                                                                ------------
  Net unrealized appreciation (depreciation) during the period on:
    Investments ...........................................................       15,159,500
    Foreign currency related transactions .................................          (32,746)     15,126,754
                                                                                ------------    ------------
  Net gain on investment transactions .....................................                       25,535,256
                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                     $ 26,286,541
                                                                                                ============



   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[LOGO] SCUDDER NEW EUROPE FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)
===============================================================================
-------------------------------------------------------------------------------

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------

                                                                               YEARS ENDED OCTOBER 31,
                                                                            -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                               1995              1994
Operations:
  Net investment income ..........................................          $    751,285      $    370,440
  Net realized gain from investment transactions .................            10,408,502         3,757,031
  Net unrealized appreciation on investment transactions
    during the period ............................................            15,126,754        10,022,898
                                                                            ------------      ------------
Net increase in net assets resulting from operations .............            26,286,541        14,150,369
                                                                            ------------      ------------
INCREASE IN NET ASSETS ...........................................            26,286,541        14,150,369
Net assets at beginning of period ................................           186,226,501       172,076,132
                                                                            ------------      ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment income of $756,512 and accumulated distributions in excess of
  net investment income of $405) .................................          $212,513,042      $186,226,501
                                                                            ============      ============

OTHER INFORMATION
FUND SHARES
Shares outstanding at beginning and end of period ................            16,044,970        16,044,970
                                                                            ============      ============


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[LOGO] Scudder New Europe Fund, Inc.
Financial Highlights
===============================================================================
-------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (A) AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
---------------------------------------------------------------------------------------------------------------

                                                                   YEARS ENDED OCTOBER 31,
                                                        1995       1994       1993       1992       1991
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $ 11.61    $ 10.72   $  9.12    $ 10.12     $ 11.01
                                                       -------    -------   -------    -------     -------
Income from investment operations:
  Net investment income ............................       .05        .02       .03        .07         .19
  Net realized and unrealized gain (loss)
    on investment transactions .....................      1.58       0.87      1.83       (.77)       (.41)
                                                       -------    -------   -------    -------     -------
Total from investment operations ...................      1.63       0.89      1.86       (.70)       (.22)
                                                       -------    -------   -------    -------     -------
Less distributions from:
  Net investment income ............................        --         --      (.08)      (.15)       (.47)
  Net realized gains on investment
    transactions ...................................        --         --      (.18)      (.13)       (.20)
  Additional paid-in capital .......................        --         --        --       (.02)         --
                                                       -------    -------   -------    -------     -------
Total distributions ................................        --         --      (.26)      (.30)       (.67)
                                                       -------    -------   -------    -------     -------
Net asset value, end of period .....................   $ 13.24    $ 11.61   $ 10.72    $  9.12     $ 10.12
                                                       =======    =======   =======    =======     =======
Market value, end of period ........................   $ 10.25    $  9.75   $ 10.25    $  8.25     $  9.00
                                                       =======    =======   =======    =======     =======
TOTAL RETURN
Per share market value (%) .........................      5.13      (4.88)    28.25      (5.05)       7.43
Per share net asset value (%) (b) ..................     14.04       8.30     21.33      (6.65)      (1.26)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .............       213        186       172        146         162
Ratio of operating expenses to average
  net assets (%) ...................................      1.62       1.67      1.72       1.76        1.85
Ratio of net investment income to
  average net assets (%) ...........................       .39        .20       .33        .78        1.74
Portfolio turnover rate (%) ........................      32.4       43.2      32.7       25.7        31.7

(a) Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market.


--------------------------------------------------------------------------------

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================
A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

Scudder New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer# supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,341,094 (0.63% of net assets) and have been noted in the investment portfolio as of October 31, 1995.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and domestic or foreign broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

================================================================================

Net realized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $15,240,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2001, the expiration date.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a five-year period.

[LOGO] SCUDDER NEW EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $60,360,771 and $72,773,069, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.25% of the Fund's average weekly net assets up to and including $75 million, 1.15% of such net assets on the next $125 million, and 1.10% of such net assets in excess of $200 million, computed and accrued daily and payable monthly. For the year ended October 31, 1995, the fee pursuant to such Management Agreement amounted to $2,305,596 which was equivalent to an annual effective rate of 1.18% of the Fund's average weekly net assets.

The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Directors' fees and expenses aggregated $132,920, of which $12,131 was unpaid at October 31, 1995.

================================================================================

D. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   ---------------------------------------------------------

                                                                                        NET INCREASE
                                                                                         (DECREASE)
                                                                NET GAIN (LOSS)         IN NET ASSETS
 QUARTER          INVESTMENT            NET INVESTMENT          ON INVESTMENT            RESULTING
 ENDED             INCOME*               INCOME (LOSS)           TRANSACTION           FROM OPERATIONS
-----------    -----------------      ------------------     -------------------     ------------------

                           PER                     PER                      PER                    PER
 1995           TOTAL     SHARE         TOTAL     SHARE         TOTAL      SHARE        TOTAL     SHARE
 ----           -----     -----         -----     -----         -----      -----        -----     -----

January 31,    $   231     $ .01      $ (527)     $ (.03)     $ (11,508)  $ (.72)    $ (12,035)  $ (.75)
April 30,          773       .05          80          --         19,177     1.20        19,257     1.20
July 31,         2,741       .17       1,909         .12         21,196     1.32        23,105     1.44
October 31,        150       .01        (711)       (.04)        (3,330)    (.22)       (4,041)    (.26)
               -------     -----      ------      ------      ---------   ------     ---------   ------
Totals         $ 3,895     $ .24      $  751      $  .05      $  25,535   $ 1.58     $  26,286   $ 1.63
               =======     =====      ======      ======      =========   ======     =========   ======

                           PER                     PER                      PER                    PER
 1994           TOTAL     SHARE         TOTAL     SHARE         TOTAL      SHARE        TOTAL     SHARE
 ----           -----     -----         -----     -----         -----      -----        -----     -----

January 31,    $   284     $ .02      $ (498)     $ (.03)     $ 17,777    $ 1.11     $ 17,279    $ 1.08
April 30,          692       .04         (31)         --          (858)     (.05)        (889)     (.05)
July 31,         2,133       .13       1,347         .08        (4,672)     (.29)      (3,324)     (.21)
October 31,        302       .02        (448)       (.03)        1,533       .10        1,084       .07
               -------     -----      ------      ------      --------    ------     --------    ------
Totals         $ 3,411     $ .21      $  370      $  .02      $ 13,780    $  .87     $ 14,150    $  .89
               =======     =====      ======      ======      =========   ======     =========   ======

* Net of foreign taxes withheld


[LOGO] SCUDDER NEW EUROPE FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
===============================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SCUDDER NEW EUROPE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Scudder New Europe Fund, Inc., including the investment portfolio as of October 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New Europe Fund, Inc. as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts COOPERS & LYBRAND L.L.P.
December 12, 1995

[LOGO] SCUDDER NEW EUROPE FUND, INC.
TAX INFORMATION
===============================================================================

For its fiscal year ended October 31, 1995, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.07 per share (representing a total of $1,105,317). The total amount of taxes paid by the Fund to such countries was $.03 per share (representing a total of $447,305).

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder New Europe Fund account, please call a Service Representative at 1-617-575-2900.

Shareholder Meeting Results
================================================================================

The Annual Meeting of Shareholders of Scudder New Europe Fund, Inc. was held on Wednesday, July 12, 1995, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue, New York, New York. The three matters voted upon by Shareholders and the resulting votes for each matter are presented below.

1. The election of three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.


        Director:                                Number of Votes:
        ---------                                ---------------
                                           For                     Withheld
                                           ---                     --------
        Nicholas Bratt                  13,187,779                  299,161
        Mary Johnston Evans             13,143,767                  343,173
        William H. Luers                13,134,122                  352,817


2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending October 31, 1995.

                                Number of Votes:
                                ---------------
        For               Against            Abstain        Broker Non-Votes*
        ---               -------            -------        ----------------
     13,251,621           100,210            135,108               0


3. Approval or disapproval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

                                Number of Votes:
                                ---------------
        For               Against            Abstain        Broker Non-Votes*
        ---               -------            -------        ----------------
     13,001,024           260,933            224,983               0


--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Investment Manager
================================================================================

   The investment manager of Scudder New Europe Fund, Inc. is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities. The Argentina Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Latin America Dollar Income Fund, Inc., Scudder World Income Opportunities Fund, Inc., Scudder New Asia Fund, Inc., and The First Iberian Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan
================================================================================

The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through The First National Bank of Boston, the Plan Agent.

Participation in the Plan

   If you own shares in your own name, you can participate directly in the Plan. If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in stock of the Fund, you will automatically receive stock. If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

================================================================================

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $3.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Europe Fund Dividend Reinvestment and Cash Purchase Plan, c/o First National Bank of Boston, P.O. Box 1681, Boston, MA 02105, (617) 575-3120.

Directors and Officers
================================================================================

DANIEL PIERCE*
    Chairman of the Board and Director

NICHOLAS BRATT*
    President and Director

PAUL BANCROFT III
    Director

MARY JOHNSTON EVANS
    Director

RICHARD M. HUNT
    Director

WILLIAM H. LUERS
    Director

DR. WILSON NOLEN
    Director

JURIS PADEGS*
    Vice President and Director

LADISLAS O. RICE
    Director

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

CAROL L. FRANKLIN*
    Vice President

JERARD K. HARTMAN*
    Vice President

WILLIAM E. HOLZER*
    Vice President

DAVID S. LEE*
    Vice President

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

KATHRYN L. QUIRK*
    Vice President and Assistant Secretary

THOMAS F. McDONOUGH*
    Secretary

PAMELA A. McGRATH*
    Treasurer

COLEEN DOWNS DINNEEN*
    Assistant Secretary


*Scudder, Stevens & Clark, Inc.